UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):   March 18, 2004



                            eAutoclaims.com, Inc.
                            ---------------------
      (Exact name of small business issuer as specified in its charter)


                  Nevada                 0-23903            95-4583945
     -----------------------------    ---------------    -----------------
     (State or Other Jurisdiction      (Commission       (I.R.S. Employer
          of Incorporation)            file number)      Identification No.)


                110 East Douglas Road, Oldsmar, Florida 34677
           ------------------------------------------------------
                  (Address of principal executive offices)



    Registrant's telephone number, including area code     (813) 749-1020

      ITEM 9. REGULATION FD DISCLOSURE

On March 18, 2004, eautoclaims issued a press release entitled, eAutoclaims.com Issues Guidance - New Marketing Program/Alliances. A copy of the press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.


The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    eAutoclaims.com, Inc.

Dated    3/18/04                                     /s/ Eric Seidel
                                                  ----------------------------
                                                    President & CEO